UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 13, 2014

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 Church Street, New Haven, Connecticut		06506
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number,
Including Area Code		(203) 499-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Shareowners of UIL Holdings Corporation (UIL Holdings or Corporation) was held on May 13, 2014.  The following matters were submitted to a vote:  (1) election of the members of the Board of Directors for one-year terms, until the 2015 Annual Meeting, (2) ratification of the selection of PricewaterhouseCoopers LLP as UIL Holdings’ independent registered public accounting firm for 2014, (3) approval, on an advisory basis, of the compensation of the Corporation’s Named Executive Officers and (4) approval of an amendment to the Certificate of Incorporation of UIL Holdings to provide that Directors of the Corporation in uncontested elections be elected by a majority vote.  For more information on the above proposals, see the Corporation’s proxy statement dated April 3, 2014.

All of the nominees for election as Directors listed in the Corporation’s proxy statement for the meeting were elected, by the following votes:

	Number of Shares
			Broker
Nominee	For	Withheld	Non-Votes
Thelma R. Albright	39,793,418	805,443	9,421,245
Arnold L. Chase	36,361,557	4,237,304	9,421,245
Betsy Henley-Cohn	39,784,090	814,771	9,421,245
Suedeen G. Kelly	34,587,638	6,011,223	9,421,245
John L. Lahey	39,790,369	808,492	9,421,245
Daniel J. Miglio	39,629,731	969,130	9,421,245
William F. Murdy	39,772,428	826,433	9,421,245
William B. Plummer	40,106,210	492,651	9,421,245
Donald R. Shassian	40,111,638	487,223	9,421,245
James P. Torgerson	39,775,248	823,613	9,421,245

The selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the books and affairs of UIL Holdings for the fiscal year 2014 was ratified by the following vote:

Number of Shares
For	Against	Abstained
49,189,070	620,362	210,674

The compensation of the Corporation’s Named Executive Officers was approved by the following non-binding advisory vote:

Number of Shares
For	Against	Abstained	Broker Non-Votes
38,767,129	1,153,075	678,657	9,421,245

The amendment to the Certificate of Incorporation of UIL Holdings was approved by the following vote:

Number of Shares
For	Against	Abstained	Broker Non-Votes
39,938,547	353,715	306,599	9,421,245

Item 8.01	Other Events.

On May 13, 2014, UIL Holdings issued a press release announcing that its Board of Directors had declared a quarterly dividend of $0.432 per share on its common stock.  This dividend is payable July 1, 2014 to shareowners of record at the close of business on June 16, 2014.

A copy of the Registrant's press release discussing the dividend, among other items, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits – The following exhibit is filed as part of this report:

99.1	Press release, dated May 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION
Registrant

Date: 5/14/14	By	/s/ Richard J. Nicholas
Richard J. Nicholas
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press release, dated May 13, 2014.